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                      SECURITIES AND EXCHANGE COMMISSION

                          Washington,  D.C.  20549


                                 FORM  8 - K

                                CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


                                Date of Report
                      (Date of earliest event reported):
                               October 2, 2002


                     THE BANK OF NEW YORK COMPANY, INC.
                     ----------------------------------
           (exact name of registrant as specified in its charter)


                                  NEW YORK
                                  --------
               (State or other jurisdiction of incorporation)


                001-06152                          13-2614959
                ---------                          ----------
       (Commission file number)      (I.R.S. employer identification number)



        One Wall Street, New York, NY                10286
        -----------------------------                -----
   (Address of principal executive offices)        (Zip code)


               212-495-1784
               ------------
      (Registrant's telephone number,
           including area code)



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ITEM 5.   Other Events
          ------------

On October 2, 2002, The Bank of New York Company, Inc. issued a press release announcing special charges for loans and securities valuation adjustments for the third quarter of 2002. Exhibit 99 is a copy of such press release and is incorporated herein by reference.

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------
          (c)  Exhibit        Description
               -------        -----------
                99            Announcement of Special Charges for loans and
                              securities valuation adjustments contained in the press release dated October 2, 2002, of The
                              Bank of New York Company, Inc.


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                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 2, 2002

                                         THE BANK OF NEW YORK COMPANY, INC.
                                         (Registrant)


                                         By: /s/ Thomas J. Mastro
                                         -------------------------
                                         Name:   Thomas J. Mastro
                                         Title:  Comptroller



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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.     Description
-----------     -----------
    99          Announcement of special charges for loans and securities
                valuation adjustments for the third quarter of 2002 contained in the press release dated October 2, 2002, of The Bank of New
                York Company, Inc.